UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2006

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 (Registrant’s telephone number, including area code): (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

(d)

At its meeting on January 25, 2006, the registrant's Board of Directors elected Samuel J. Palmisano as a non-employee director of the Corporation.  Mr. Palmisano is currently Chairman and Chief Executive Officer of IBM Corporation.  Mr. Palmisano was appointed to the registrant's Compensation Committee, Board Advisory Committee on Contributions, and Finance Committee.  Mr. Palmisano will also be an alternate member of the registrant's Executive Committee.

Also at its meeting on January 25, 2006, the registrant's Board of directors elected J. Stephen Simon as a director of the Corporation.  Mr. Simon is a Senior Vice President of the Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date:  January 25, 2006

By:

/s/ Patrick T. Mulva

----------------------------------------------

Name:

Patrick T. Mulva

Title:

Vice President, Controller and

Principal Accounting Officer